EXHIBIT 99.10

OMNIBUS AMENDMENT TO SECURITY DOCUMENTS

This OMNIBUS AMENDMENT TO SECURITY DOCUMENTS (this “Amendment”) is dated as of September 19, 2008 and is entered into by and among South Texas Oil Company, a Nevada corporation (“Company”), Southern Texas Oil Company, a Texas corporation (“Southern Texas”), STO Operating Company, a Texas corporation formerly known as Leexus Operating Company (“STO Operating”), STO Properties LLC, a Texas limited liability company (“STO Properties”), STO Drilling Company, a Texas corporation (“STO Drilling”; each such corporation or limited liability company, including Company, is referred to individually as a “Debtor” and, collectively, as the “Debtors”), Viking Asset Management, LLC, a California limited liability company, in its capacity as collateral agent for the “Buyers” (together with its successors and assigns in such capacity, the “Secured Party”) party to the Purchase Agreement (as described below), and such Buyers party hereto.

WHEREAS, Company and the Buyers party thereto are parties to a certain Securities Purchase Agreement dated as of April 1, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”), pursuant to which, among other things, Company sold to such Buyers the Initial Notes (as defined in the Purchase Agreement) and such Buyers purchased, subject to the terms of the Purchase Agreement, Additional Notes (as defined in the Purchase Agreement);

WHEREAS, as required by the Purchase Agreement, the Debtors and Secured Party executed and delivered an Amended and Restated Security Agreement, dated as of April 1, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), pursuant to which, among other things, the Debtors granted to Secured Party perfected, first priority security interests in substantially all of the assets of such Debtors, for the benefit of the holders of the Obligations (as defined in the Security Agreement);

WHEREAS, contemporaneously with the execution and delivery of the Security Agreement, the Debtors executed and delivered to the Secured Party various other Security Documents (as defined in the Purchase Agreement) whereby the Debtors granted to Secured Party liens on and security interests in certain of their assets as further collateral security for the Obligations;

WHEREAS, contemporaneously with the execution and delivery of this Amendment, the “Buyers” party thereto (the “Bridge Buyers”) and the Company are entering into a certain Securities Purchase Agreement of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, the “Bridge Purchase Agreement”), pursuant to which, among other things, Company will sell to such Buyers from time to time as set forth in the Bridge Purchase Agreement the “Bridge Notes” (as defined in the Bridge Purchase Agreement); and

WHEREAS, the parties to the Security Documents desire to amend the Security Documents on the terms and subject to the conditions set forth herein.

NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Bridge Purchase Agreement, the other Transaction Documents (as defined in the Purchase Agreement) and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions. Capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Purchase Agreement or, if not in the Purchase Agreement, in the Security Documents (after giving effect to all amendments thereto set forth herein), as applicable. In addition, the following terms shall have the following meanings:

(a) “Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as now and hereafter in effect, or any successor statute.

(b) “Bridge Agent” means Viking Asset Management, LLC, a California limited liability company, in its capacity as collateral agent for the Bridge Holders, and its successors and assigns in such capacity.

(c) “Bridge Documents” means the Bridge Purchase Agreement, the Bridge Notes, each of the Bridge Security Documents (as defined in the Bridge Purchase Agreement), the Conveyances of Limited Overriding Royalty Interests (as defined in the Bridge Purchase Agreement), the Intercreditor Agreement (as defined in the Bridge Purchase Agreement) and all other agreements, documents and instruments at any time executed and/or by any Debtor with, to or in favor of Bridge Agent or any Bridge Holder in connection therewith or related thereto, including this Amendment.

(d) “Bridge Holder” means (i) each Bridge Buyer, (ii) each holder of a Bridge Note and (iii) each other holder of all or any portion of the Bridge Obligations, and their respective successors and assigns, in each case in their capacities as such (including any other lender or group of lenders that at any time succeeds to or refinances, replaces or substitutes for all or any portion of the Bridge Obligations at any time and from time to time).

(e) “Bridge Obligations” means any and all obligations, liabilities and indebtedness of every kind, nature and description owing by any Debtor to the Bridge Agent and/or any Bridge Holder evidenced by or arising under the Bridge Documents, whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, including principal, interest, charges, fees, costs, indemnities and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, whether now existing or hereafter arising, whether arising during or after the initial or any renewal term of the Bridge Documents or after the commencement of any Insolvency Proceeding with respect to any Debtor (and including, without limitation, the payment of interest, fees, costs and other charges which would accrue and become due but for the commencement of such Insolvency Proceeding whether or not such amount is allowed or allowable in whole or in part in any such Insolvency Proceeding), and in each case, whether or not allowed or allowable in an Insolvency Proceeding.

(f) “Collateral” means all properties and assets of the Debtors granted, pledged, mortgaged, hypothecated or otherwise assigned as collateral security for the Obligations, including all “Collateral” as defined in the Security Agreement and any and all collateral security provided by the Debtors under the Security Documents.

(g) “Insolvency Proceeding” means (i) any case, action or proceeding before any court or other governmental authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (ii) any general assignment for the benefit of creditors, composition, marshaling of assets for creditors, or other, similar arrangement in respect of a person’s creditors generally or any substantial portion of a person’s creditors, in each case in the preceding clauses (i) and (ii), undertaken under U.S. Federal, state, local or foreign law, including the Bankruptcy Code.

(h) “Intercreditor Agreement” means that certain Intercreditor Agreement dated as of the date hereof among the Bridge Agent, the Bridge Holders, the Secured Party and the Buyers, as the same may be amended, restated, supplemented, or otherwise modified from time to time.

(i) “Marquis” shall mean Longview Marquis Master Fund, L.P., British Virgin Islands limited partnership, and its successors and assigns.

2. Consent. Secured Party, Buyers and the Debtors hereby agree that notwithstanding anything to the contrary set forth in the Transaction Documents, the Debtors shall be entitled to incur, on the date hereof, the Bridge Obligations and the related Liens securing the Bridge Obligations. Buyers hereby agree that the incurrence of the Bridge Obligations or related Liens by the Debtors shall not constitute a default or Event of Default under the Transaction Documents.

3. Amendments to Security Documents and Other Agreements.

(a) Notwithstanding anything set forth to the contrary in any of the Transaction Documents, the proceeds of any collection, sale or other realization of all or any part of the Collateral, and any other cash at the time held by the Secured Party under any Security Document, shall be applied in accordance with Section 2.3 of the Intercreditor Agreement.

(b) Notwithstanding anything set forth to the contrary in any of the Transaction Documents, until the payment in full in cash of the Senior Debt (as defined in the Intercreditor Agreement), the Secured Party shall only take such action under the Security Documents and/or with respect to the Collateral (whether in the nature of foreclosure or other exercise of remedies against the Collateral, or otherwise) as the Secured Party shall reasonably be directed by Marquis or as Marquis shall have consented to in writing (whether before, during or after the existence of an Event of Default or an event that with the giving of notice, or passage of time, would constitute an Event of Default). Each Buyer hereby authorizes Secured Party to take, and Secured Party hereby agrees to take, any such action under the Security Agreement or any other

Transaction Documents as Marquis shall reasonably direct (whether or not such action is otherwise consented to by Majority Buyers).

(c) Subject to the conditions set forth below, Section 2(b) of the Security Agreement is amended and restated in its entirety to read as follows:

(b) This Agreement is effective to create in favor of Secured Party a valid security interest in and Lien upon all of such Debtor’s right, title and interest in and to the Collateral, and, upon (i) the filing of appropriate Uniform Commercial Code financing statements in the jurisdictions listed on Schedule I attached hereto, and (ii) each Deposit Account (other than any accounts consisting solely of an aggregate of up to $500,000 in cash collateral (in all such accounts collectively), to the extent such cash collateral constitutes a Permitted Lien described in clause (xi) of the definition thereof contained in Section 5(f) of the Purchase Agreement (such accounts, collectively, the “L/C Collateral Accounts”) being subject to an Account Control Agreement (as hereinafter defined) between the applicable Debtor and depositary institution and the Secured Party on behalf of the Secured Party, such security interest will be a duly perfected first priority perfected security interest in all the Collateral (other than Instruments not constituting Chattel Paper), and upon delivery of the Instruments to the Secured Party or its Representative, duly endorsed by such Debtor or accompanied by appropriate instruments of transfer duly executed by such Debtor, the security interest in the Instruments will be duly perfected;

(d) Subject to the conditions set forth below, the second sentence of Section 2(f) of the Security Agreement is amended and restated in its entirety to read as follows:

No Debtor shall open any new Deposit Accounts (other than any L/C Collateral Account), securities accounts, brokerage accounts or other accounts unless such Debtor shall have given Secured Party ten (10) Business Days’ prior written notice of its intention to open any such new accounts.

(e) Subject to the conditions set forth below, Section 4.5(a) of the Security Agreement is amended and restated in its entirety to read as follows:

(a) On or prior to the date hereof, the Secured Party and each Debtor shall enter into an account control agreement or securities account control agreement, as applicable, (each an “Account Control Agreement”), in a form specified by the Secured Party, with each financial institution with which such Debtor maintains from time to time any Deposit Accounts (general or special, but specifically excluding the L/C Collateral Accounts), securities accounts, brokerage accounts or other similar accounts, which financial institutions are set forth on Schedule VI attached hereto. Pursuant to the Account Control Agreements and pursuant hereto, each such Debtor grants and shall grant to the Secured Party a continuing lien upon, and security interest in, all such accounts and all funds at any time paid, deposited, credited or held in such accounts (whether for collection, provisionally or otherwise) or otherwise in the possession of such financial institutions, and each such financial institution shall act as the Secured Party’s agent in connection therewith. Following the date hereof, no Debtor shall establish any

Deposit Account (other than L/C Collateral Accounts), securities account, brokerage account or other similar account with any financial institution, unless the Secured Party and such Debtor shall have previously entered into an Account Control Agreement with such financial institution which purports to cover such account. Other than petty cash not exceeding $10,000 in the aggregate for all Debtors and funds deposited in L/C Collateral Accounts, each Debtor shall deposit and keep on deposit all of its funds into a Deposit Account which is subject to an Account Control Agreement.

(f) Subject to the conditions set forth below, Section 4.12 of the Security Agreement is amended and restated in its entirety to read as follows:

4.12 Termination. This Agreement and the Liens and security interests granted hereunder shall not terminate until the termination of the Purchase Agreement and the Notes and the full and complete performance and indefeasible satisfaction of all of the Obligations (other than the Obligations owed or owing under or in respect of the Replacement Override Conveyances), whereupon the Secured Party shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral to or on the order of Debtors. The Secured Party shall also execute and deliver to Debtors upon such termination and at Debtors’ expense such Uniform Commercial Code termination statements, certificates for terminating the liens on the Motor Vehicles (if any), and such other documentation as shall be reasonably requested by Debtors to effect the termination and release of the Liens and security interests in favor of the Secured Party affecting the Collateral.

4. Conditions. This Amendment shall be effective as of the date first set forth above upon the execution and delivery of this Amendment by each Debtor, Secured Party and each Buyer. The date on which this Amendment is deemed effective shall be referred to herein as the “Omnibus Amendment Effective Date.”

5. Representations and Warranties.  Each party hereto hereby represents and warrants to each other party hereto that:

(a) it has full power and authority to execute and deliver this Amendment, to perform its obligations hereunder, and that the execution, delivery and performance of this Amendment have been duly authorized by all requisite action on the part of such Person;

(b) upon the execution and delivery of this Amendment, this Amendment will be valid, binding and enforceable upon it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors rights generally or by equitable principles relating to enforceability;

(c) no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any court or governmental agency or any regulatory or self-regulatory agency is necessary or required in connection with the execution, delivery or performance by, or enforcement against, it of this Amendment;

(d) the execution and delivery of this Amendment by it, and the performance by it of its obligations hereunder, will not (i) result in a violation of the organizational documents of such Person; or (ii) result in a violation of any law, rule, regulation, order, judgment or decree applicable to such Person or by which any property or asset of such Person is bound or affected; and

(e) to the extent such person is a Debtor, (i) such Debtor is in compliance in all respects with each of the Transaction Documents and Bridge Documents to which such Debtor is a party and no Event of Default presently exists or would arise (whether with the giving of notice or the passage of time or both) from such Debtor entering into this Amendment and (ii) the execution and delivery of this Amendment by such Debtor, and the performance by such Debtor of its obligations hereunder, will not conflict with, or constitute a breach or default (or an event which, with the giving of notice or lapse of time or both, constitutes or would constitute a breach or default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or other remedy with respect to, any agreement, indenture or instrument to which such Debtor.

6. Further Assurances. Each party hereto covenants and agrees that it will at any time and from time to time do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, all such further acts, documents and instruments as reasonably may be required by the other parties hereto in order to effectuate fully the intent of this Amendment.

7. Severability.  Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

8. References. From and after the Omnibus Amendment Effective Date, any reference to any Security Document contained in any document, instrument or agreement executed in connection with such Security Document shall be deemed to be a reference to such Security Document as modified by this Amendment.

9. Counterparts. This Amendment and any amendments hereto may be executed and delivered in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement, and shall become effective when counterparts have been signed by each party hereto and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. In the event that any signature to this Amendment or any amendment hereto is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof. At the request of any party, each other party shall promptly re-execute an original form of this Amendment or any amendment hereto and deliver the same to the other party. No party hereto shall raise the use of a facsimile machine or e-mail delivery of a “.pdf” format data file to deliver a signature to this Amendment or any amendment hereto or the fact that such signature was transmitted or communicated through the use of a facsimile machine or e-mail delivery of a “.pdf” format data file as a defense to the formation or enforceability of a contract, and each party hereto forever waives any such defense.

10. Ratification. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions of the Transaction Documents and the Bridge Documents and shall not be deemed to be a consent to the modification or waiver of any other term or condition of any of the Transaction Documents or Bridge Documents. Except as expressly modified and superseded by this Amendment, the terms and provisions of each of the Transaction Documents and Bridge Documents are ratified and confirmed and shall continue in full force and effect.

11. Reaffirmation. Each of the Debtors as debtor, grantor, pledgor, guarantor, assignor, or in any other similar capacity in which such Debtor grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Transaction Documents and Bridge Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Debtor granted Liens on or security interests in any of its property pursuant to any such Transaction Document or Bridge Document as security for or otherwise guaranteed the Obligations or Bridge Obligations under or with respect to the Transaction Documents and/or Bridge Documents, ratifies and reaffirms such guarantee and grant of security interests and Liens and confirms and agrees that such security interests and Liens hereafter secure all of the Obligations and Bridge Obligations, as amended hereby. Each of the Debtors hereby consents to this Amendment and acknowledges that each of the Transaction Documents and Bridge Documents remains in full force and effect and is hereby ratified and reaffirmed. The execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Secured Party or Buyers, constitute a waiver of any provision of any of the Transaction Documents or Bridge Documents or serve to effect a novation of the Obligations or Bridge Obligations.

12. Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Amendment must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to any Debtor:

South Texas Oil Company
300 E. Sonterra Blvd.
Suite 1220
San Antonio, Texas 78258
Facsimile: (210) 545-3317
Attention:  Michael J. Pawelek,
Chief Executive Officer and President
michaelp@southtexasoil.com

With a copy to:

Corporate Legal Solutions
6 Wheeler’s Point Road
Gloucester, MA 01930-1691
Facsimile: 978-283-4692
Attention:  Roy D. Toulan, Jr., Esq.
rdtoulan@CorpLegalSolutions.net

If to a Buyer or Secured Party, to its address and facsimile number set forth in the Purchase Agreement. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service shall be rebuttable evidence of personal service, receipt by facsimile or deposit with a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

13. GOVERNING LAW; JURISDICTION; JURY TRIAL. All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the New York City, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof by registered or certified mail, return receipt requested, or by deposit with a nationally recognized overnight delivery service, to such party at the address for such notices to it under this Amendment and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AMENDMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

14. No Strict Construction. The language used in this Amendment will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

15. Survival. The representations and warranties of the Debtors contained in Section 5 of this Amendment shall survive the Omnibus Amendment Effective Date.

16. Interpretative Matters. Unless the context otherwise requires, (a) all references to Sections, Schedules or Exhibits are to Sections, Schedules or Exhibits contained in or attached to this Amendment, (b) each accounting term not otherwise defined in this Amendment has the meaning assigned to it in accordance with GAAP, (c) words in the singular or plural include the singular and plural and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter, and (d) the use of the word “including” in this Agreement shall be by way of example rather than limitation.

17. Equitable Remedies. The parties hereto acknowledge that the provisions of this Amendment are reasonable and necessary to protect the interests of the parties hereto, that any violation of this Amendment will result in an irreparable injury to the aggrieved party and that damages at law would not be reasonable or adequate compensation to such aggrieved party for violation of this Amendment and that, in addition to any other available remedies, the aggrieved party shall be entitled to have the provisions of this Amendment specifically enforced by preliminary and permanent injunctive relief without the necessity of proving actual damages or posting a bond or other security to an equitable accounting of all earnings, profits and other benefits arising out of any violation of this Amendment.

18. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of each of the parties hereto; provided, that no Debtor shall assign or transfer its rights hereunder without the prior written consent of the Secured Party. Secured Party, in such capacity as collateral agent, may assign its rights hereunder without the consent of Debtors, in which event such assignee shall be deemed to be Secured Party hereunder with respect to such assigned rights.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

DEBTORS:

SOUTH TEXAS OIL COMPANY, a Nevada corporation

By:_______________________________
Name:_____________________________
Title: ______________________________

SOUTHERN TEXAS OIL COMPANY, a Texas corporation

By:_______________________________
Name:_____________________________
Title: ______________________________

STO OPERATING COMPANY, a Texas corporation

By:_______________________________
Name:_____________________________
Title: ______________________________

STO PROPERTIES LLC, a Texas limited liability company

By:_______________________________
Name:_____________________________
Title: ______________________________

STO DRILLING COMPANY, a Texas corporation

By:_______________________________
Name:_____________________________
Title: ______________________________

Omnibus Amendment to Security Documents

SECURED PARTY:

VIKING ASSET MANAGEMENT, LLC., in its capacity as collateral agent for the Buyers

By:________________________________
Name: S. Michael Rudolph
Title:  Chief Financial Officer

BUYERS:

THE LONGVIEW FUND, L.P.,
a California limited partnership

By: Viking Asset Management, LLC
Its: Investment Adviser

By:________________________________
Name: S. Michael Rudolph
Title: Chief Financial Officer

LONGVIEW MARQUIS MASTER FUND, L.P.,
a British Virgin Islands limited partnership

By: Viking Asset Management, LLC
Its: Investment Advisor

By:________________________________
Name: S. Michael Rudolph
Title: Chief Financial Officer